UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2005

                            CHECKPOINT SYSTEMS, INC.
    (Exact name of Registrant as specified in its Articles of Incorporation)

            Pennsylvania                              22-1895850
   ------------------------------            ----------------------------
      (State of Incorporation)               (IRS Employer Identification No.)

 101 Wolf Drive, PO Box 188, Thorofare, New Jersey              08086
-----------------------------------------------------   ----------------------
   (Address of principal executive offices)                   (Zip Code)

                                  856-848-1800
                 ---------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                 ---------------------------------------------
            (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement
-----------------------------------------------------

On December 7, 2005, Checkpoint Systems, Inc. (the "Company") entered into a new employment agreement (the "New Employment Agreement") with George Off, pursuant to which he will continue to serve as the Company's President, Chief Executive Officer and Chairman of the Company. The New Employment Agreement supercedes and replaces in its entirety the employment agreement entered into with Mr. Off on August 15, 2002. The term of Mr. Off's employment as President, Chief Executive Officer and Chairman under this New Agreement shall be the period commencing on January 1, 2006 and ending on December 31, 2008.

A copy of the New Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits
10.1 Amended and Restated Employment Agreement by and between George Off and Checkpoint Systems, Inc. dated December 7, 2005.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHECKPOINT SYSTEMS, INC.


Dated:  December 12, 2005                   By: /s/ John R. Van Zile
                                                --------------------
                                         Title:  Senior Vice President,
                                                 General Counsel and Secretary

                            Checkpoint Systems, Inc.

                                Index of Exhibits



Exhibit
Number      Description
------      -----------

10.1        Amended and Restated Employment Agreement by and between
            George Off and Checkpoint Systems, Inc. dated December 7, 2005.